Exhibit 99.1

NEWS RELEASE
Contacts:	Rob Capps, President & CEO MIND Technology, Inc. 281-353-4475

Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600 MIND@dennardlascar.com

MIND TECHNOLOGY, INC. REPORTS

FISCAL 2027 Second QUARTER RESULTS

THE WOODLANDS, TX – September 8, 2026 – MIND Technology, Inc. (NASDAQ: MIND) (“MIND” or the “Company”) today announced financial results for its fiscal 2027 second quarter ended July 31, 2026.

Revenues for the second quarter of fiscal 2027 were approximately $5.6 million compared to $9.7 million for the first quarter of fiscal 2027 and $13.6 million for the second quarter of fiscal 2026.

The Company reported an operating loss of approximately $1.8 million for the second quarter of fiscal 2027 compared to operating income of $14,000 for the first quarter of fiscal 2027 and operating income of $2.7 million for the second quarter of fiscal 2026. Net loss for the second quarter of fiscal 2027 amounted to approximately $1.7 million, or a loss of $0.19 per share, compared to net loss of $411,000, or a loss of $0.05 per share, for the first quarter of fiscal 2027 and net income of $1.9 million, or $0.24 per share, for the second quarter of fiscal 2026. In computing net loss per common share, approximately 9,089,000 shares were outstanding for the second quarter of fiscal 2027, compared to 9,089,000 shares for the first quarter of fiscal 2027, and 7,969,000 shares during the second quarter of fiscal 2026.

Adjusted EBITDA for the second quarter of fiscal 2027 was a loss of approximately $949,000 compared to Adjusted EBITDA of $811,000 for the first quarter of fiscal 2027 and Adjusted EBITDA of $3.1 million for the second quarter of fiscal 2026. Adjusted EBITDA, which is a non-GAAP measure, is defined and reconciled to reported net income (loss) and cash provided by (used in) operating activities in the accompanying financial tables. These are the most directly comparable financial measures calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.

The backlog of Marine Technology Product orders related to our Seamap segment was approximately $4.8 million as of July 31, 2026 compared to $7.6 million at April 30, 2026 and $12.8 million at July 31, 2025.

Rob Capps, MIND’s President and Chief Executive Officer, stated, “Our second quarter results continue to reflect ongoing market softness, offset to some extent by the resilience of our after-market business. In recent quarters, we have been candid about how macro uncertainty has limited our near-term visibility. This is impacting order flow and affecting our overall results. However, we continue to benefit from the foundation that our after-market business provides. During the second quarter, this component of our business contributed approximately 87% of total revenue, giving us a durable base when new system orders are difficult to time. This allows us to stay patient and opportunistic rather than reactive.

“We are operating in a challenging environment. We are all frustrated by the lull in order activity and its impact on our results. However, recent conversations with customers have been encouraging and reinforce our conviction in the long-term fundamentals driving activity across our industry. We continue to believe the outlook within the marine exploration and survey market is favorable, supported by the need for energy security and the replenishment of lost production. In several cases, customers have indicated a desire to move forward with sizable projects, although the timing of those projects remains uncertain and largely dependent on a resolution to the conflict in the Middle East. While it is difficult to predict how quickly those discussions will translate into firm orders, demand has not gone away, and our confidence in the longer-term direction of the market is unchanged.

“MIND is debt-free, ended the quarter with $15.8 million in cash, and maintains an after-market business generating substantial recurring revenue. That combination gives us the flexibility to navigate near-term challenges and act quickly and efficiently when opportunities arise. We are focused on putting capital where it earns the greatest return, whether that means adding product lines, pursuing a larger, more transformative transaction to enhance our scale, or repurchasing our own shares in response to market dislocation. We are using this period to strengthen our competitive positioning, and I am confident in the direction we are headed," concluded Capps.

CONFERENCE CALL

Management has scheduled a conference call for Wednesday, September 9, 2026 at 9:00 a.m. Eastern Time (8:00 a.m. Central Time) to discuss the Company’s fiscal 2027 second quarter results. To access the call, please dial (412) 902-0030 and ask for the MIND Technology call at least 10 minutes prior to the start time. Investors may also listen to the conference live on the MIND Technology website, http://mind-technology.com, by logging onto the site and clicking “Investor Relations”. A telephonic replay of the conference call will be available through September 16, 2026, and may be accessed by calling (201) 612-7415 and using passcode 13762280#.  A webcast archive will also be available at http://mind-technology.com shortly after the call and will be accessible for approximately 90 days. For more information, please contact Dennard Lascar Investor Relations by email at MIND@dennardlascar.com.

ABOUT MIND TECHNOLOGY

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom. Its Seamap unit designs, manufactures and sells specialized, high performance, marine exploration and survey equipment.

Forward-looking Statements

Certain statements and information in this press release concerning results for the quarter ended July 31, 2026 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, and volatility in commodity prices for oil and natural gas.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Non-GAAP Financial Measures

Certain statements and information in this press release contain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Company management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Company management also believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company's business trends and to understand the Company's performance. In addition, the Company may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

Adjusted EBITDA, which is a non-GAAP measure, is defined and reconciled to reported net income from continuing operations and cash used in operating activities in the accompanying financial tables. These are the most directly comparable financial measures calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.

Reconciliation of Backlog, which is a non-GAAP financial measure, is not included in this press release due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures.

Tables to Follow

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

(unaudited)

	July 31, 2026	January 31, 2026
ASSETS
Current assets:
Cash and cash equivalents	$15,758	$19,050
Accounts receivable, net of allowance for credit losses of $332 at each of July 31, 2026 and January 31, 2026	15,034	12,570
Inventories, net	10,526	11,150
Prepaid expenses and other current assets	1,536	2,114
Total current assets	42,854	44,884
Property and equipment, net	1,163	1,235
Operating lease right-of-use assets	839	1,092
Intangible assets, net	1,532	1,753
Deferred tax asset	302	302
Total assets	$46,690	$49,266
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$607	$1,214
Deferred revenue	373	320
Customer deposits	434	971
Accrued expenses and other current liabilities	2,040	1,596
Income taxes payable	2,064	2,656
Operating lease liabilities - current	678	686
Total current liabilities	6,196	7,443
Operating lease liabilities - non-current	161	406
Total liabilities	6,357	7,849
Stockholders’ equity:
Common stock, $0.01 par value; 40,000 shares authorized; 9,089 shares issued and outstanding at July 31, 2026 and at January 31, 2026	91	91
Additional paid-in capital	150,051	148,990
Accumulated deficit	(109,843)	(107,698)
Accumulated other comprehensive gain	34	34
Total stockholders’ equity	40,333	41,417
Total liabilities and stockholders’ equity	$46,690	$49,266

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended July 31,		For the Six Months Ended July 31,
	2026	2025	2026	2025
Revenues:
Sales of marine technology products	$5,622	$13,561	$15,294	$21,463
Cost of sales:
Sales of marine technology products	3,532	6,732	9,107	11,303
Gross profit	2,090	6,829	6,187	10,160
Operating expenses:
Selling, general and administrative	3,255	3,637	6,800	7,021
Research and development	407	311	717	691
Depreciation and amortization	224	217	452	442
Total operating expenses	3,886	4,165	7,969	8,154
Operating (loss) income	(1,796)	2,664	(1,782)	2,006
Other income (expense):
Other, net	80	(65)	131	(83)
Total other income (expense)	80	(65)	131	(83)
(Loss) income before income taxes	(1,716)	2,599	(1,651)	1,923
Provision for income taxes	(18)	(670)	(494)	(964)
Net (loss) income	$(1,734)	$1,929	$(2,145)	$959
Net (loss) income per common share - Basic and diluted	$(0.19)	$0.24	$(0.24)	$0.12
Shares used in computing net loss and income per common share:
Basic and diluted	9,089	7,969	9,089	7,969

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	For the Six Months Ended July 31,
	2026	2025
Cash flows from operating activities:
Net (loss) income	$(2,145)	$959
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	452	442
Stock-based compensation	1,061	553
Provision for inventory obsolescence	45	30
Changes in:
Accounts receivable	(2,471)	979
Unbilled revenue	7	(90)
Inventories	578	1,896
Prepaid expenses and other current and long-term assets	578	66
Income taxes receivable and payable	(592)	(81)
Accounts payable, accrued expenses and other current liabilities	(165)	(23)
Deferred revenue and customer deposits	(484)	(1,822)
Net cash (used in) provided by operating activities	(3,136)	2,909
Cash flows from investing activities:
Purchases of property and equipment	(156)	(419)
Net cash used in investing activities	(156)	(419)
Cash flows from financing activities:
Net cash provided by financing activities	—	—
Effect of changes in foreign exchange rates on cash and cash equivalents	—	6
Net change in cash and cash equivalents	(3,292)	2,496
Cash and cash equivalents, beginning of period	19,050	5,336
Cash and cash equivalents, end of period	$15,758	$7,832

MIND TECHNOLOGY, INC.

Reconciliation of Net Loss and Net Cash from Operating Activities to EBITDA and

Adjusted EBITDA

(in thousands)

(unaudited)

	For the Three Months Ended July 31,		For the Six Months Ended July 31,
	2026	2025	2026	2025
Reconciliation of Net (loss) income to EBITDA and Adjusted EBITDA
Net (loss) income	$(1,734)	$1,929	$(2,145)	$959
Depreciation and amortization	224	217	452	442
Provision for income taxes	18	670	494	964
EBITDA (1)	(1,492)	2,816	(1,199)	2,365
Stock-based compensation	543	281	1,061	553
Adjusted EBITDA (1)	$(949)	$3,097	$(138)	$2,918
Reconciliation of Net Cash (Used in) Provided by Operating Activities to EBITDA
Net cash (used in) provided by operating activities	$(1,790)	$(1,159)	$(3,136)	$2,909
Stock-based compensation	(543)	(281)	(1,061)	(553)
Provision for inventory obsolescence	(45)	(15)	(45)	(30)
Changes in accounts receivable	(1,480)	3,096	2,464	(889)
Taxes paid, net of refunds	704	969	1,115	1,049
Changes in inventory	(406)	(1,614)	(578)	(1,896)
Changes in accounts payable, accrued expenses and other current liabilities, deferred revenue and customer deposits	2,155	1,988	649	1,845
Changes in prepaid expenses and other current and long-term assets	(57)	(158)	(578)	(66)
Other	(30)	(10)	(29)	(4)
EBITDA (1)	$(1,492)	$2,816	$(1,199)	$2,365

1.

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before (a) interest income and interest expense, (b) provision for (or benefit from) income taxes and (c) depreciation and amortization. Adjusted EBITDA excludes non-cash foreign exchange gains and losses, stock-based compensation, impairment of intangible assets and other non-cash tax related items. We consider EBITDA and Adjusted EBITDA to be important indicators for the performance of our business, but not measures of performance or liquidity calculated in accordance with GAAP. We have included these non-GAAP financial measures because management utilizes this information for assessing our performance and liquidity, and as indicators of our ability to make capital expenditures, service debt and finance working capital requirements and we believe that EBITDA and Adjusted EBITDA are measurements that are commonly used by analysts and some investors in evaluating the performance and liquidity of companies such as us. In particular, we believe that it is useful to our analysts and investors to understand this relationship because it excludes transactions not related to our core cash operating activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. EBITDA and Adjusted EBITDA are not measures of financial performance or liquidity under GAAP and should not be considered in isolation or as alternatives to cash flow from operating activities or as alternatives to net income as indicators of operating performance or any other measures of performance derived in accordance with GAAP. In evaluating our performance as measured by EBITDA, management recognizes and considers the limitations of this measurement. EBITDA and Adjusted EBITDA do not reflect our obligations for the payment of income taxes, interest expense or other obligations such as capital expenditures. Accordingly, EBITDA and Adjusted EBITDA are only two of the measurements that management utilizes. Other companies in our industry may calculate EBITDA or Adjusted EBITDA differently than we do and EBITDA and Adjusted EBITDA may not be comparable with similarly titled measures reported by other companies.